UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-00126

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)


Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)


Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2006

Date of reporting period:    April 30, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Growth & Income Fund

Semi-Annual Report

April 30, 2006

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


June 16, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Growth and Income Fund (the "Fund") for the semi-annual reporting period ended April 30, 2006.

Investment Objective and Policies

The objective of this open-ended fund is long-term growth of capital. The Fund invests primarily in the equity securities of U.S. companies that AllianceBernstein believes are undervalued. The Fund also invests in high-quality securities of non-U.S. issuers.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended April 30, 2006. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Large-Cap Value Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund underperformed its benchmark and its Lipper Average during both the six-month and 12-month periods ended April 30, 2006. During both periods, disappointing relative performance was due primarily to stock selection. More specifically, the Fund's relative performance shortfall was rooted in what stocks the Fund has not owned, as opposed to the stocks that it has owned.

On the sector front, the Fund's underweighted positions in traditional value sectors, such as energy and financials, continued to hurt the Fund's performance. On the stock front, stock selection in the health care sector was weak.

Market Review and Investment Strategy

U.S. stocks rose faster than their long-term trend during the six- and 12-month periods ended April 30, 2006, as the economy and corporate profits remained buoyant despite escalating geopolitical tension, surging commodity prices and rising interest rates. As they have since the end of the internet bubble, smaller companies and deep value stocks outperformed U.S. broad market indices in both periods.

The Fund's Relative Value Investment team ("the team") continues to see great investment opportunity in large, high-quality stocks which have severely underperformed the broad market over the past five years, despite delivering strong fundamental performance. In an investment period generally characterized by a low concern for risk, the best performers have been the riskiest asset classes: emerging markets, small companies and the stocks of volatile businesses. This phenomenon has been dominant around the world for a number of years now.

The team has always sought to buy high-quality businesses that are undervalued. It is the cornerstone of a disciplined investment process that has served the Fund's shareholders well over the long-term. The team remains


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 1


fully committed to executing on its strategy and believes recent underperformance is mostly a function of the market's unusual appetite for the types of companies that we generally limit the Fund's exposure to. As the global economic and corporate profit cycles mature, the team expects investor appetite for risk taking to approach more historically normal levels. The team believes this could benefit many of the big, high-quality holdings similar to stocks that currently populate the Fund.

The Fund continues to maintain a lower-than-benchmark and lower-than-peer group profile in winning "value" sectors like commodities, including the energy and basic materials sectors. The team believes prices have detached from fundamentals in many of these areas as speculators have become more involved in the short-term direction of stock prices. In some respects, the momentum building in these areas is reminiscent of the excesses that defined the prior investment style cycle top in early 2000. In that period, "growth" style investing was all the rage and companies like Yahoo, Cisco and Intel were the "can't get enough of" stocks. Today, companies like Burlington Northern and Phelps Dodge, a railroad and a copper mining company, are now considered "growth" stocks.


2 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. For the six- and 12-month periods ended April 30, 2006, the Lipper Large-Cap Value Funds Average consisted of 506 and 496 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their businesses around or successfully employ corrective strategies which would result in stock prices that do not rise as initially expected. The Fund's assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK                                 Returns
                                                -------------------------------
PERIODS ENDED APRIL 30, 2006                     6 Months           12 Months
                                                ----------          -----------
AllianceBernstein Growth & Income Fund
   Class A                                         9.17%              13.12%
   Class B                                         8.86%              12.24%
   Class C                                         8.84%              12.21%
   Advisor Class*                                  9.05%              13.28%
   Class R*                                        8.97%              12.60%
   Class K*                                        8.99%              12.92%
   Class I*                                        9.27%              13.21%
Russell 1000 Value Index                          12.87%              18.30%
Lipper Large-Cap Value Funds Average              11.05%              16.53%

-------------------------------------------------------------------------------
* Please note that these share classes are for investors purchasing shares through institutional pension plans.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2006
---------------------------------------------------------------------
                                        NAV Returns       SEC Returns
Class A Shares
1 Year                                    13.12%             8.30%
5 Years                                    2.22%             1.36%
10 Years                                  10.20%             9.71%

Class B Shares
1 Year                                    12.24%             8.24%
5 Years                                    1.44%             1.44%
10 Years(a)                                9.53%             9.53%

Class C Shares
1 Year                                    12.21%            11.21%
5 Years                                    1.44%             1.44%
10 Years                                   9.37%             9.37%

Advisor Class Shares+
1 Year                                    13.28%            13.28%
5 Years                                    2.46%             2.46%
Since Inception*                          10.37%            10.37%

Class R Shares+
1 Year                                    12.60%            12.60%
Since Inception*                          10.99%            10.99%

Class K Shares+
1 Year                                    12.92%            12.92%
Since Inception*                           6.73%             6.73%

Class I Shares+
1 Year                                    13.21%            13.21%
Since Inception*                           7.01%             7.01%

(a) Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 10/1/96 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+     These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.


See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
-------------------------------------------------------------------------------

                                                          SEC Returns
Class A Shares
1 Year                                                       4.47%
5 Years                                                      2.55%
10 Years                                                     9.81%

Class B Shares
1 Year                                                       4.40%
5 Years                                                      2.60%
10 Years(a)                                                  9.60%

Class C Shares
1 Year                                                       7.38%
5 Years                                                      2.60%
10 Years                                                     9.43%

Advisor Class Shares+
1 Year                                                       9.18%
5 Years                                                      3.67%
Since Inception*                                            10.30%

Class R Shares+
1 Year                                                       8.80%
Since Inception*                                            10.69%

Class K Shares+
1 Year                                                       9.12%
Since Inception*                                             5.78%

Class I Shares+
1 Year                                                       9.40%
Since Inception*                                             6.09%


(a) Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 10/1/96 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+     Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.


See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          Beginning                         Ending
                       Account Value                     Account Value                    Expenses Paid
                      November 1, 2005                  April 30, 2006                    During Period*
              ------------------------------    ------------------------------    ------------------------------
                  Actual       Hypothetical         Actual      Hypothetical**        Actual       Hypothetical
              --------------  --------------    --------------  --------------    --------------  --------------
Class A           $  1,000        $  1,000         $  1,091.74     $  1,019.54        $  5.50         $  5.31
Class B           $  1,000        $  1,000         $  1,088.62     $  1,015.82        $  9.37         $  9.05
Class C           $  1,000        $  1,000         $  1,088.37     $  1,015.92        $  9.27         $  8.95
Advisor
Class             $  1,000        $  1,000         $  1,090.52     $  1,020.88        $  4.09         $  3.96
Class R           $  1,000        $  1,000         $  1,089.65     $  1,018.35        $  6.74         $  6.51
Class K           $  1,000        $  1,000         $  1,089.91     $  1,020.08        $  4.92         $  4.76
Class I           $  1,000        $  1,000         $  1,092.71     $  1,021.22        $  3.74         $  3.61


* Expenses are equal to the classes' annualized expense ratios of 1.06%, 1.81%, 1.79%, 0.79%, 1.30%, 0.95% and 0.72%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**    Assumes 5% return before expenses.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 7


PORTFOLIO SUMMARY
April 30, 2006 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): 4,920.7



SECTOR BREAKDOWN*
[ ]  28.2%  Finance                     [PIE CHART OMITTED]
[ ]  16.2%  Consumer Services
[ ]  12.8%  Technology
[ ]   8.8%  Energy
[ ]   8.6%  Capital Goods
[ ]   7.2%  Consumer Staples
[ ]   6.0%  Health Care
[ ]   5.3%  Utilities
[ ]   3.3%  Transportation
[ ]   3.2%  Basic Industry
[ ]   0.4%  Consumer Manufacturing


TEN LARGEST HOLDINGS
April 30, 2006 (unaudited)

Company                                      U.S. $ Value         Net Assets
----------------------------------------------------------------------------
Citigroup, Inc.                              $247,252,500             5.0%
JPMorgan Chase & Co.                          233,707,000             4.7
American International Group, Inc.            207,788,625             4.2
Time Warner, Inc.                             183,570,000             3.7
Home Depot, Inc.                              179,820,762             3.7
Fannie Mae                                    174,570,000             3.5
Microsoft Corp.                               171,465,000             3.5
General Electric Co.                          147,007,500             3.0
WellPoint, Inc.                               145,237,600             3.0
International Business Machines Corp.         132,990,000             2.9
----------------------------------------------------------------------------
                                           $1,823,408,987            37.2%

* All data are as of April 30, 2006. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

    Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.



8 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


PORTFOLIO OF INVESTMENTS
April 30, 2006 (unaudited)

Company                                          Shares     U.S. $ Value
------------------------------------------------------------------------
COMMON STOCKS-99.6%
Finance-28.1%
Banking-0.6%
The Bank of New York, Inc.                      850,000      $29,877,500
                                                           --------------
Banking - Money Center-5.7%
JPMorgan Chase & Co.                          5,150,000      233,707,000
Wachovia Corp.*                                 800,000       47,880,000
                                                           --------------
                                                             281,587,000

Banking - Regional-4.1%
Bank of America Corp.                         2,647,900      132,183,168
Northern Trust Corp.*                         1,150,000       67,723,500
                                                           --------------
                                                             199,906,668

Brokerage & Money Management-1.2%
Goldman Sachs Group, Inc.                       176,900       28,355,301
Merrill Lynch & Co., Inc.*                      418,100       31,884,306
                                                           --------------
                                                              60,239,607

Insurance-7.6%
ACE, Ltd.*                                    1,400,000       77,756,000
American International Group, Inc.            3,184,500      207,788,625
Axis Capital Holdings, Ltd.                   3,001,600       89,507,712
                                                           --------------
                                                             375,052,337

Mortgage Banking-3.6%
Fannie Mae                                    3,450,000      174,570,000
                                                           --------------
Miscellaneous-5.3%
Ambac Financial Group, Inc.*                    150,000       12,354,000
Citigroup, Inc.                               4,950,000      247,252,500
                                                           --------------
                                                             259,606,500
                                                           --------------
                                                           1,380,839,612

Consumer Services-16.1%
Broadcasting & Cable-9.3%
CBS Corp.                                       750,000       19,102,500
Comcast Corp. Cl.A(a)                         1,150,000       35,592,500
News Corp.*                                   7,750,000      132,990,000
Time Warner, Inc.*                           10,550,000      183,570,000
Viacom, Inc. Cl. B(a)                         1,850,000       73,685,500
Westwood One, Inc.                            1,200,000       11,580,000
                                                           --------------
                                                             456,520,500

Restaurants & Lodging-2.4%
Hilton Hotels Corp.*                          2,750,000       74,085,000
McDonald's Corp.                              1,334,400       46,130,208
                                                           --------------
                                                             120,215,208




ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 9


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------
Retail - General Merchandise-4.4%
Home Depot, Inc.*                             4,503,400     $179,820,762
Lowe's Cos., Inc.                               392,100       24,721,905
The Gap, Inc.                                   709,300       12,831,237
                                                           --------------
                                                             217,373,904
                                                           --------------
                                                             794,109,612

Technology-12.7%
Communication Equipment-1.4%
Cisco Systems, Inc.(a)                        1,420,700       29,763,665
Juniper Networks, Inc.(a)                       395,100        7,301,448
Motorola, Inc.                                1,400,000       29,890,000
                                                           --------------
                                                              66,955,113

Computer Hardware/Storage-4.9%
EMC Corp.(a)                                  5,750,000       77,682,500
International Business Machines Corp.         1,750,000      144,095,000
Sun Microsystems, Inc.(a)                     4,444,700       22,223,500
                                                           --------------
                                                             244,001,000


Computer Services-0.2%
Fiserv, Inc.(a)                                 250,000       11,270,000
                                                           --------------
Computer Software-3.5%
Microsoft Corp.                               7,100,000      171,465,000
                                                           --------------

Semiconductor Capital Equipment-1.7%
Applied Materials, Inc.*                      2,429,300       43,605,935
KLA-Tencor Corp.                                827,800       39,866,848
                                                           --------------
                                                              83,472,783

Semiconductor Components-0.6%
Advanced Micro Devices, Inc.(a)*                908,700       29,396,445
                                                           --------------
Software-0.4%
BEA Systems, Inc.(a)*                         1,200,000       15,900,000
Check Point Software Technologies Ltd.(a)       250,000        4,837,500
                                                           --------------
                                                              20,737,500
                                                           --------------
                                                             627,297,841

Energy-8.8%
Domestic Producers-1.6%
Noble Energy, Inc.                            1,750,000       78,715,000
                                                           --------------
International-4.1%
Chevron Corp.                                 1,250,000       76,275,000
Exxon Mobil Corp.                             2,007,500      126,633,100
                                                           --------------
                                                             202,908,100

Oil Service-2.3%
Baker Hughes, Inc.                              375,600       30,359,748
GlobalSantaFe Corp.*                             46,800        2,864,628
Nabors Industries, Ltd.(a)*                   2,083,600       77,780,788
                                                           --------------
                                                             111,005,164



10 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------
Miscellaneous-0.8%
ConocoPhillips                                  604,500      $40,441,050
                                                           --------------
                                                             433,069,314

Capital Goods-8.5%
Electrical Equipment-1.7%
Emerson Electric Co.                          1,016,600       86,360,170
                                                           --------------
Machinery-0.4%
ITT Industries, Inc.                            384,800       21,637,304
                                                           --------------
Miscellaneous-6.4%
General Electric Co.                          4,250,000      147,007,500
Illinois Tool Works, Inc.                       422,000       43,339,400
United Technologies Corp.                     1,950,000      122,479,500
                                                           --------------
                                                             312,826,400
                                                           --------------
                                                             420,823,874

Consumer Staples-7.2%
Household Products-4.6%
Colgate-Palmolive Co.                           250,000       14,780,000
Fortune Brands, Inc.                          1,600,000      128,480,000
The Procter & Gamble Co.                      1,400,000       81,494,000
                                                           --------------
                                                             224,754,000

Retail - Food & Drug-0.1%
CVS Corp.*                                      218,400        6,490,848
                                                           --------------
Tobacco-2.5%
Altria Group, Inc.                              951,900       69,641,004
Loews Corp. - Carolina Group*                 1,048,600       53,730,264
                                                           --------------
                                                             123,371,268
                                                           --------------
                                                             354,616,116

Health Care-6.0%
Drugs-2.7%
Eli Lilly & Co.                                 525,000       27,783,000
Forest Laboratories, Inc.(a)*                   500,000       20,190,000
Merck & Co., Inc.                               936,700       32,241,214
Pfizer, Inc.                                  1,500,000       37,995,000
Wyeth                                           249,300       12,133,431
                                                           --------------
                                                             130,342,645

Medical Services-3.3%
Health Management Associates, Inc. Cl.A*        365,000        7,559,150
UnitedHealth Group, Inc.                        234,600       11,669,004
WellPoint, Inc.(a)                            2,045,600      145,237,600
                                                           --------------
                                                             164,465,754
                                                           --------------
                                                             294,808,399

Utilities-5.3%
Electric & Gas Utility-0.8%
FirstEnergy Corp.                               750,000       38,032,500
                                                           --------------


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 11


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------
Telephone Utility-4.5%
AT&T, Inc.                                    3,850,000     $100,908,500
BellSouth Corp.                               1,148,400       38,792,952
Verizon Communications, Inc.                  2,500,000       82,575,000
                                                           --------------
                                                             222,276,452
                                                           --------------
                                                             260,308,952

Transportation-3.3%
Air Freight-2.6%
United Parcel Service, Inc. Cl.B*             1,550,000      125,658,500
                                                           --------------
Railroads-0.7%
Union Pacific Corp.                             397,400       36,246,854
                                                           --------------
                                                             161,905,354

Basic Industry-3.2%
Chemicals-3.0%
Air Products & Chemicals, Inc.*               1,850,000      126,762,000
E.I. Du Pont de Nemours & Co.                   484,400       21,362,040
                                                           --------------
                                                             148,124,040

Containers - Metal/Glass/Paper-0.2%
Ball Corp.                                      265,000       10,594,700
                                                           --------------
                                                             158,718,740

Consumer Manufacturing-0.4%
Textile Products-0.4%
Building Materials Holding Corp.*               539,445       18,028,252
                                                           --------------
Total Investments Before Security Lending
   Collateral-99.6%
   (cost $4,200,911,583)                                   4,904,526,066
                                                           --------------

INVESTMENT OF CASH COLLATERAL FOR
   SECURITIES LOANED-4.1%
Short-Term Investment
UBS Private Money Market Fund, LLC, 4.74%
   (cost $200,375,550)                      200,375,550      200,375,550
                                                           --------------
Total Investments-103.7%
   (cost $4,401,287,133)                                   5,104,901,616
Other assets less liabilities-(3.7)%                        (184,191,483)
                                                           --------------
Net Assets-100%                                           $4,920,710,133
                                                           --------------


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)   Non-income producing security.

      See notes to financial statements.

12 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND

STATEMENT OF ASSETS & LIABILITIES
April 30, 2006 (unaudited)

Statement of Assets & Liabilities

Assets
Investments in securities, at value (cost $4,401,287,133-
   including investments of cash collateral for securites
   loaned of $200,375,550)                                    $5,104,901,616(a)
Receivable for investment securities sold                        104,338,169
Receivable for capital stock sold                                 13,544,593
Dividends receivable                                               9,090,596
                                                              ---------------
Total assets                                                   5,231,874,974

Liabilities
Due to custodian                                                   7,214,529
Payable for collateral on securities loaned                      200,375,550
Payable for investment securities purchased                       65,535,339
Payable for capital stock redeemed                                31,256,284
Advisory fee payable                                               2,045,108
Transfer Agent fee payable                                           970,648
Distribution fee payable                                             557,462
Administrative fee payable                                             7,748
Accrued expenses                                                   3,202,173
                                                              ---------------
Total liabilities                                                311,164,841
                                                              ---------------
Net Assets                                                    $4,920,710,133

Composition of Net Assets
Capital stock, at par                                         $   12,290,059
Additional paid-in capital                                     4,501,046,250
Undistributed net investment income                               17,354,847
Accumulated net realized loss on investment transactions        (313,595,506)
Net unrealized appreciation of investments                       703,614,483
                                                              ---------------
                                                              $4,920,710,133

Net Asset Value Per Share--21 billion shares of capital stock authorized, $.01 par value

                                            Shares             Net Asset
Class               Net Assets           Outstanding             Value
------------------------------------------------------------------------
A               $  2,537,979,916         628,545,826           $  4.04*
B               $  1,556,382,605         393,297,401           $  3.96
C               $    624,879,529         157,472,306           $  3.97
Advisor         $    198,646,028          48,987,996           $  4.05
R               $      2,301,469             573,524           $  4.01
K               $         44,968              11,129           $  4.04
I               $        475,618             117,736           $  4.04

* The maximum offering price per share for Class A shares was $4.22 which reflects a sales charge of 4.25%.

(a)   Includes securities on loan with a value of $193,791,504 (see Note E).

      See notes to financial statements.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 13


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2006 (unaudited)

Investment Income
Dividends                                      $53,664,395
Interest                                           394,988         $54,059,383

Expenses
Advisory fee                                    12,880,265
Distribution fee--Class A                        3,569,366
Distribution fee--Class B                        8,326,888
Distribution fee--Class C                        3,274,911
Distribution fee--Class R                            5,060
Distribution fee--Class K                               35
Transfer agency--Class A                         3,056,508
Transfer agency--Class B                         2,211,616
Transfer agency--Class C                           812,577
Transfer agency--Advisor Class                     388,516
Transfer agency--Class R                             2,665
Transfer agency--Class K                                28
Transfer agency--Class I                                25
Printing                                           631,344
Custodian                                          330,106
Registration                                        87,391
Legal                                               61,924
Administrative                                      45,584
Audit                                               33,051
Directors' fees                                     15,567
Miscellaneous                                      140,253

Total expenses                                  35,873,680
Less: expense offset arrangement
(see Note B)                                       (84,489)

Net expenses                                                        35,789,191

Net investment income                                               18,270,192

Realized and Unrealized Gain on
Investment Transactions
Net realized gain on
   investment transactions                                         191,123,347
Net change in unrealized
   appreciation/depreciation of investments                        240,945,739

Net gain on investment transactions                                432,069,086

Net Increase in Net Assets from
   Operations                                                     $450,339,278


See notes to financial statements.


14 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS

Statement of Changes in Net Assets

                                                Six Months
                                                     Ended          Year Ended
                                            April 30, 2006          October 31,
                                               (unaudited)                2005
                                            ---------------     ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                       $   18,270,192      $   61,673,862
Net realized gain on investment
   transactions                                191,123,347       1,062,096,564
Net change in unrealized
   appreciation/depreciation
   of investments                              240,945,739        (590,725,074)

Net increase in net assets from
   operations                                  450,339,278        533,045,352
Dividends to
Shareholders from
Net investment income
   Class A                                     (20,532,682)        (15,823,255)
   Class B                                      (5,889,478)         (4,834,738)
   Class C                                      (2,296,026)         (1,811,072)
   Advisor Class                                (3,827,969)         (7,272,607)
   Class R                                         (21,113)               (631)
   Class K                                             (93)                (29)
   Class I                                            (119)                (34)

Capital Stock Transactions
Net decrease                                  (841,625,570)     (2,174,499,337)

Total decrease                                (423,853,772)     (1,671,196,351)
Net Assets
Beginning of period                          5,344,563,905       7,015,760,256

End of period, (including undistributed net
   investment income of $17,354,847 and
   $31,652,135, respectively)               $4,920,710,133      $5,344,563,905


See notes to financial statements.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 15


NOTES TO FINANCIAL STATEMENTS
April 30, 2006 (unaudited)

NOTE A
Significant Accounting Policies

AllianceBernstein Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed


16 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 17


Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

4. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on relative net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .625% of the first $5 billion, .60% of the excess over $5 billion up to $7.5 billion, .575% of the excess over $7.5 billion up to $10 billion and .55% of the excess over $10 billion of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $45,584 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 2006.


18 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $2,432,496 for the six months ended April 30, 2006.

For the six months ended April 30, 2006, the Fund's expenses were reduced by $84,489 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $23,262 from the sale of Class A shares and received $27,509, $450,606 and $26,058 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2006.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2006 amounted to $4,899,298, of which $780,540 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. During the fiscal year, with respect to Class A shares, payments to the Distributor were limited to .28% of the average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $40,647,617, $9,447,230, $6,326 and $4 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 19


periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2006, were as follows:

                                               Purchases             Sales
                                            ---------------     ---------------
Investment securities (excluding
   U.S. government securities)              $1,479,142,541      $2,334,837,048
U.S. government securities                              -0-                 -0-


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                     $770,123,841
Gross unrealized depreciation                                      (66,509,358)
                                                                 --------------
Net unrealized appreciation                                       $703,614,483


1. Option Transactions

For hedging purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commis-


20 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


sions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended April 30, 2006 the Fund had no transactions in written options.

NOTE E
Securities Lending

The Fund has entered into a securities lending agreement with UBSWarburg LLC, (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restriction of the Fund. The Lending Agent will indemnify the Fund for any losses resulting from a borrower's failure to return a loaned security when due. As of April 30, 2006, the Fund had loaned securities with a value of $193,791,504 and received cash collateral which was invested in a money market fund at $200,375,550 as included in the accompanying portfolio of investments. For the six months ended April 30, 2006, the Fund earned fee income of $27,263 which is included in interest income in the accompanying statement of operations.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 21


NOTE F
Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amont
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     April 30, 2006  October 31, April 30, 2006    October 31,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold           37,003,552    89,289,179    $144,925,537    $330,847,312
Shares issued in
   reinvestment of
   dividends           4,536,738     3,585,942      17,647,910      13,234,952
Shares converted
   from Class B       13,928,213    24,186,427      54,941,718      90,038,345
Shares redeemed     (111,214,467) (263,667,347)   (436,108,493)   (980,602,824)
Net decrease         (55,745,964) (146,605,799)  $(218,593,328)  $(546,482,215)

Class B
Shares sold            5,492,510    19,711,198     $21,108,404     $71,722,619
Shares issued in
   reinvestment of
   dividends           1,256,335     1,068,417       4,811,762       3,879,250
Shares converted
   to Class A        (14,199,143)  (24,642,982)    (54,941,718)    (90,038,345)
Shares redeemed      (72,207,742) (171,041,829)   (278,002,310)   (623,343,184)
Net decrease         (79,658,040) (174,905,196)  $(307,023,862)  $(637,779,660)

Class C
Shares sold            2,675,721     9,559,272     $10,315,023     $34,892,110
Shares issued in
   reinvestment of
   dividends             421,178       349,626       1,617,324       1,272,950
Shares redeemed      (29,866,787)  (69,109,584)   (115,280,817)   (252,384,120)
Net decrease         (26,769,888)  (59,200,686)  $(103,348,470)  $(216,219,060)

Advisor Class
Shares sold            7,325,864    62,142,357     $28,744,552    $231,129,450
Shares issued in
   reinvestment of
   dividends             472,693     1,586,290       1,843,503       5,868,702
Shares redeemed      (61,739,349) (266,691,483)   (244,261,623) (1,012,515,141)
Net decrease         (53,940,792) (202,962,836)  $(213,673,568)  $(775,516,989)



22 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     April 30, 2006  October 31, April 30, 2006    October 31,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class R
Shares sold              184,901       404,334        $713,424      $1,514,879
Shares issued in
   reinvestment of
   dividends               5,453           171          21,104             631
Shares redeemed          (53,303)      (10,209)       (207,351)        (36,995)
Net increase             137,051       394,296        $527,177      $1,478,515

                                       March 1,                        March 1,
                Six Months Ended     2005(a) to  Six Months Ended    2005(a) to
                  April 30, 2006     October 31,   April 30, 2006   October 31,
                     (unaudited)          2005        (unaudited)          2005
                     ------------  ------------  --------------  --------------
Class K
Shares sold                8,472         2,657         $33,318         $10,072
Net increase               8,472         2,657         $33,318         $10,072
Class I
Shares sold              119,656         2,638        $471,442         $10,000
Shares redeemed           (4,558)           -0-        (18,279)             -0-
Net increase             115,098         2,638        $453,163         $10,000

(a)Commencement of distributions.

NOTE G
Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnifications provisions and expects the risk of loss thereunder to be remote.

NOTE H
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 23


connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2006.

NOTE I
Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 were as follows:

                                                      2005                2004
                                            ---------------     ---------------
Distributions paid from:
   Ordinary income                             $29,742,366         $65,673,907
                                            ---------------     ---------------
Total taxable distributions                    $29,742,366         $65,673,907

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                   $31,589,348
Accumulated capital and other losses                           (494,474,066)(a)
Unrealized appreciation/(depreciation)                          452,486,744(b)
                                                              --------------
Total accumulated earnings/(deficit)                           $(10,397,974)


(a) On October 31, 2005, the Fund had a net capital loss carryforward of $494,474,066, which will expire in the year 2011. Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. To the extent future capital gains are offset by capital loss carryforwards such gains will not be distributed. Any such gains distributed may be taxable to shareholders. During the fiscal year, the Fund utilized capital loss carryforwards of $998,579,052.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


NOTE J
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein


24 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

      (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

      (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

      (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 25


Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.


26 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


On April 21, 2006, the Advisor and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreements to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 27


Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


28 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


NOTE K
Subsequent Event

On June 14, 2006, KPMG LLP ("KPMG") was selected as the Fund's independent registered public accounting firm for the 2006 fiscal year. A majority of the Fund's Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended October 31, 2005 and the year ended October 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 29


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ----------------------------------------------------------------------------
                                                                         Class A
                                       ----------------------------------------------------------------------------
                                    Six Months
                                         Ended
                                      April 30,                              Year Ended October 31
                                          2006,      --------------------------------------------------------------
                                    (unaudited)          2005         2004          2003         2002         2001
                                   -----------       -----------  -----------   -----------  -----------  -----------
Net asset value,
  beginning of period                    $3.73             $3.48        $3.15         $2.60        $3.42        $4.07

Income From Investment
  Operations
Net investment income(a)                   .02               .04          .03(b)        .03          .03          .02
Net realized and unrealized
  gain (loss) on investment
  transactions                             .32               .23          .34           .56         (.71)        (.39)
Net increase (decrease) in net
  asset value from operations              .34               .27          .37           .59         (.68)        (.37)

Less: Dividends and
  Distributions
Dividends from net
  investment income                       (.03)             (.02)        (.03)         (.02)        (.02)        (.04)
Tax return of capital                       -0-               -0-          -0-         (.02)        (.02)          -0-
Distributions from net realized
  gain on investment
  transactions                              -0-               -0-        (.01)           -0-        (.10)        (.24)
Total dividends and
  distributions                           (.03)             (.02)        (.04)         (.04)        (.14)        (.28)
Net asset value, end of period           $4.04             $3.73        $3.48         $3.15        $2.60        $3.42

Total Return
Total investment return based
  on net asset value(c)                   9.17%             7.77%       11.77%        22.89%      (20.89)%      (9.49)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                  $2,537,980        $2,553,632   $2,893,373    $3,003,001   $2,553,700   $2,914,367

Ratio to average net assets of:
   Expenses, net of waivers/
   reimbursements                         1.06%(d)(e)       1.06%        1.02%         1.22%        1.14%        1.09%
   Expenses, before waivers/
     reimbursements                       1.06%(d)(e)       1.06%        1.13%         1.22%        1.14%        1.09%
   Net investment income                  1.02%(d)          1.19%         .85%(b)       .94%         .83%         .64%
Portfolio turnover rate                     27%               63%          48%           43%          75%          67%

See footnote summary on page 36.


30 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Financial Highlights

                                      ----------------------------------------------------------------------------------
                                                                              Class B
                                      ----------------------------------------------------------------------------------
                                   Six Months
                                        Ended
                                     April 30,                            Year Ended October 31,
                                         2006,      --------------------------------------------------------------------
                                   (unaudited)         2005         2004              2003         2002         2001
                                  -----------       -----------  -----------       -----------  -----------  -----------
Net asset value,
  beginning of period                   $3.65             $3.42        $3.11             $2.56        $3.37          $4.02

Income From Investment
  Operations
Net investment income(a)                  .01               .02           -0-(b)(f)        .01           -0-(e)         -0-(f)
Net realized and unrealized
  gain (loss) on investment
  transactions                            .31               .22          .33               .56         (.69)          (.39)
Net increase (decrease) in net
  asset value from operations             .32               .24          .33               .57         (.69)          (.39)

Less: Dividends and
  Distributions
Dividends from net
investment income                        (.01)             (.01)        (.01)             (.01)        (.01)          (.02)
Tax return of capital                      -0-               -0-          -0-             (.01)        (.01)            -0-
Distributions from net realized
  gain on investment
  transactions                             -0-               -0-        (.01)               -0-        (.10)          (.24)
Total dividends and distributions        (.01)             (.01)        (.02)             (.02)        (.12)          (.26)
Net asset value, end of period          $3.96             $3.65        $3.42             $3.11        $2.56          $3.37

Total Return
Total investment return based
  on net asset value(c)                  8.86%             6.96%       10.49%            22.19%      (21.52)%       (10.22)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                  $1,556,383        $1,728,375   $2,218,606        $2,555,235   $2,484,499     $3,360,119

Ratio to average net assets of:
   Expenses, net of waivers/
     reimbursements                      1.81%(d)(e)       1.80%        1.77%             1.97%        1.88%          1.84%
   Expenses, before waivers/
     reimbursements                      1.81%(d)(e)       1.80%        1.88%             1.97%        1.88%          1.84%
   Net investment income
     (loss)                               .27%(d)           .47%         .10%(b)           .19%         .07%          (.11)%
Portfolio turnover rate                    27%               63%          48%               43%          75%            67%



See footnote summary on page 36.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ----------------------------------------------------------------------------
                                                                                 Class C
                                       ----------------------------------------------------------------------------
                                    Six Months
                                         Ended
                                      April 30,                            Year Ended October 31,
                                          2006,       -----------------------------------------------------------------
                                    (unaudited)         2005         2004           2003         2002           2001
                                   -----------      -----------  -----------    -----------  -----------    -----------
Net asset value,
  beginning of period                    $3.66            $3.43        $3.11          $2.57        $3.37          $4.02

Income From Investment
  Operations
Net investment income(a)                   .01              .02           -0-(b)(f)     .01           -0-(f)         -0-(f)
Net realized and unrealized
  gain (loss) on investment
  transactions                             .31              .22          .34            .55         (.68)          (.39)
Net increase (decrease) in net
  asset value from operations              .32              .24          .34            .56         (.68)          (.39)

Less: Dividends and
  Distributions
Dividends from net
  investment income                       (.01)            (.01)        (.01)          (.01)        (.01)          (.02)
Tax return of capital                       -0-              -0-          -0-          (.01)        (.01)            -0-
Distributions from net realized
  gain on investment
  transactions                              -0-              -0-        (.01)            -0-        (.10)          (.24)
Total dividends and distributions         (.01)            (.01)        (.02)          (.02)        (.12)          (.26)
Net asset value, end of period           $3.97            $3.66        $3.43          $3.11        $2.57          $3.37
Total Return
Total investment return based
  on net asset value(c)                   8.84%            6.94%       10.82%         21.71%      (21.21)%       (10.23)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $624,879         $675,089     $835,755       $975,038     $960,176     $1,233,033
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.79%(d)(e)      1.79%        1.75%          1.95%        1.86%          1.83%
  Expenses, before waivers/
    reimbursements                        1.79%(d)(e)      1.79%        1.86%          1.95%        1.86%          1.83%
   Net investment income (loss)            .29%(d)          .48%         .12%(b)        .21%         .09%          (.10)%
Portfolio turnover rate                     27%              63%          48%            43%          75%            67%



See footnote summary on page 36.


32 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Financial Highlights

                                      ----------------------------------------------------------------------------
                                                                                Advisor Class
                                       ----------------------------------------------------------------------------
                                    Six Months
                                         Ended
                                      April 30,                              Year Ended October 31,
                                          2006,     ---------------------------------------------------------------
                                    (unaudited)         2005         2004         2003         2002         2001
                                   -----------      -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $3.75            $3.49        $3.16        $2.61        $3.43        $4.08

Income From Investment
  Operations
Net investment income(a)                   .03              .06          .04(b)       .04          .04          .03
Net realized and unrealized
  gain (loss) on investment
  transactions                             .31              .22          .34          .56         (.71)        (.39)
Net increase (decrease) in net
  asset value from operations              .34              .28          .38          .60         (.67)        (.36)

Less: Dividends and
  Distributions
Dividends from net
  investment income                       (.04)            (.02)        (.04)        (.03)        (.02)        (.05)
Tax return of capital                       -0-              -0-          -0-        (.02)        (.03)          -0-
Distributions from net realized
  gain on investment
  transactions                              -0-              -0-        (.01)          -0-        (.10)        (.24)
Total dividends and distributions         (.04)            (.02)        (.05)        (.05)        (.15)        (.29)
Net asset value, end of period           $4.05            $3.75        $3.49        $3.16        $2.61        $3.43
Total Return
Total investment return based
  on net asset value(c)                   9.05%            8.15%       12.00%       23.15%      (20.62)%      (9.27)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                    $198,646         $385,823   $1,067,879     $994,254     $681,620     $700,348

Ratio to average net assets of:
   Expenses, net of waivers/
     reimbursements                        .79%(d)(e)       .75%         .73%         .94%         .86%         .84%
   Expenses, before waivers/
  reimbursements                           .79%(d)(e)       .75%         .84%         .94%         .86%         .84%
     Net investment income                1.30%(d)         1.53%        1.13%(b)     1.22%        1.10%         .87%
Portfolio turnover rate                     27%              63%          48%          43%          75%          67%



See footnote summary on page 36.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              --------------------------------------
                                                                                               Class R
                                                                              --------------------------------------
                                                                           Six Months
                                                                                Ended                    November 3,
                                                                             April 30,     Year Ended    2003(g) to
                                                                                 2006       October 31,  October 31,
                                                                           (unaudited)         2005         2004
                                                                           -----------      -----------  -----------
Net asset value, beginning of period                                            $3.72            $3.48        $3.17

Income From Investment Operations
Net investment income(a)                                                          .02              .01          .02(b)
Net realized and unrealized gain on investment transactions                       .31              .25          .32
Net increase in net asset value from operations                                   .33              .26          .34

Less: Dividends and Distributions
Dividends from net investment income                                             (.04)            (.02)        (.02)
Distributions from net realized gain on investment transactions                    -0-              -0-        (.01)
Total dividends and distributions                                                (.04)            (.02)        (.03)
Net asset value, end of period                                                  $4.01            $3.72        $3.48

Total Return
Total investment return based on net asset value(c)                              8.97%            7.36%       10.81%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                      $2,301           $1,625         $147
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements                                       1.30%(d)(e)      1.42%        1.16%(d)
   Expenses, before waivers/reimbursements                                       1.30%(d)(e)      1.42%        1.27%(d)
   Net investment income                                                          .77%(d)          .56%         .67%(d)
Portfolio turnover rate                                                            27%              63%          48%


See footnote summary on page 36.


34 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Financial Highlights

                                                                                       -------------------------
                                                                                                  Class K
                                                                                       -------------------------
                                                                                        Six Months
                                                                                             Ended      March 1,
                                                                                          April 30,   2005(g) to
                                                                                              2006   October 31,
                                                                                       (unaudited)          2005
                                                                                        -----------  -----------
Net asset value, beginning of period                                                         $3.74        $3.79

Income From Investment Operations
Net investment income(a)                                                                       .02          .03
Net realized and unrealized gain (loss) on investment transactions                             .32         (.07)
Net increase (decrease) in net asset value from operations                                     .34         (.04)

Less: Dividends
Dividends from net investment income                                                          (.04)        (.01)
Net asset value, end of period                                                               $4.04        $3.74
Total Return
Total investment return based on net asset value(c)                                           8.99%       (1.02)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                                      $45          $10
Ratio to average net assets of:
   Expenses(d)                                                                                 .95%(e)     1.03%
   Net investment income(d)                                                                   1.19%         .79%
Portfolio turnover rate                                                                         27%          63%



See footnote summary on page 36.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 35



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                       -------------------------
                                                                                                 Class I
                                                                                       -------------------------
                                                                                        Six Months
                                                                                             Ended      March 1,
                                                                                          April 30,   2005(g) to
                                                                                              2006   October 31,
                                                                                       (unaudited)          2005
                                                                                        -----------  -----------
Net asset value, beginning of period                                                         $3.74        $3.79
Income From Investment Operations
Net investment income(a)                                                                       .02          .04
Net realized and unrealized gain (loss) on investment transactions                             .33         (.08)
Net increase (decrease) in net asset value from operations                                     .35         (.04)
Less: Dividends
Dividends from net investment income                                                          (.05)        (.01)
Net asset value, end of period                                                               $4.04        $3.74
Total Return
Total investment return based on net asset value(c)                                           9.27%        (.97)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                                     $476          $10
Ratio to average net assets of:
   Expenses(d)                                                                                 .72%(e)      .74%
   Net investment income(d)                                                                   1.64%        1.08%
Portfolio turnover rate                                                                         27%          63%

(a)   Based on average shares outstanding.

(b)   Net of expenses waived by the Adviser and the Transfer Agent.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e) The ratio includes expenses attributable to estimated cost of proxy solicitation.

(f)   Amount is less than $.005.

(g)   Commencement of distributions.



36 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the AllianceBernstein Growth and Income Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, and December 19, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 19, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objectives, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. With respect to the second item of business, approval of amendment and restatement of the Charter, an insufficient number of required outstanding shares voted in favor of the proposal, and the proposal was not approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Trustees, each such Trustee to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                                               Withheld
                                        Voted For             Authority
                               --------------------------------------------
       Ruth Block                     773,835,066            24,612,239
       David H. Dievler               399,223,652            26,153,721
       John H. Dobkin                 774,382,782            24,064,523
       Michael J. Downey              774,585,427            23,861,877
       William H. Foulk, Jr.          773,971,834            24,475,471
       D. James Guzy                  748,781,743            49,665,562
       Marc O. Mayer                  772,920,929            25,526,375
       Marshall C. Turner, Jr.        774,391,468            24,055,837




                                                     Voted                        Broker
                                    Voted For      Against     Abstained       Non-Votes
------------------------------------------------------------------------------------------
2.    Approve the Amendment       732,653,218   21,233,406    35,903,096               0
      and Restatement of the
      Charter

3.A.  Diversification             568,288,225   23,061,879    23,061,879     198,514,126
3.B.  Issuing Senior Securities   564,518,323   26,733,319     8,681,537     198,514,126
      and Borrowing Money

3.C.  Underwriting Securities     565,750,949   24,557,807     9,624,423     198,514,126

3.D.  Concentration of            566,651,220   23,885,295     9,396,663     198,514,126
      Investments

3.E.  Real Estate and             566,743,959   24,077,643     9,111,576     198,514,126
      Companies that Deal
      in Real Estate

3.F.  Commodity Contracts         565,208,828   25,576,163     9,148,187     198,514,126
      and Futures Contracts


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 37


                                                     Voted                        Broker
                                    Voted For      Against     Abstained       Non-Votes
------------------------------------------------------------------------------------------
3.G.   Loans                      564,925,534   26,092,880     8,914,764     198,514,126
3.I.   Exercising Control         566,129,593   23,472,984    10,330,601     198,514,126
3.J.   Other Investment           565,198,263   25,223,771     9,511,145     198,514,126
       Companies

3.K.   Oil, Gas and Other         567,216,385   24,165,590     8,551,203     198,514,126
       Types of Minerals or
       Mineral Leases

3.L.   Purchases of Securities    563,513,898   27,866,387     8,552,893     198,514,126
       on Margin

3.M.   Short Sales                564,226,660   26,945,490     8,761,028     198,514,126
3.N.   Pledging,                  563,241,701   27,215,592     9,475,885     198,514,126
       Hypothecating,
       Mortgaging, or
       Otherwise
       Encumbering Assets

3.O.   Illiquid or Restricted     563,914,849   26,943,681     9,074,649     198,514,126
       Securities

3.P.   Warrants                   564,698,540   25,929,019     9,305,619     198,514,126
3.Q.   Unseasoned                 562,850,221   28,024,339     9,058,618     198,514,126
       Companies

3.T.   Securities of Issuers      564,144,613   27,156,496     8,632,069     198,514,126
       in which Officers, or
       Directors, or Partners
       have an Interest

3.Z.1  Investment Grade           568,593,808   22,608,867     8,730,502     198,514,126
       Securities

4.B.   The Reclassification       644,204,384   51,953,828    35,365,858     200,643,254
       as Non-Fundamental
       and Changes to Specific
       Fund's Investment
       Objectives


38 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Senior Vice President
Paul C. Rissman, Senior Vice President
Craig Ayers, Vice President
Thomas J. Bardong, Vice President
Aryeh Glatter, Vice President
Stephen Pelensky, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
23rd Floor
New York, NY 10154


(1) Member of the Audit Committee, Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund are made by the Relative Value Investment Team. Mr. Caruso is the investment professional with the most significant responsibility for the day-to-day management of the Fund.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 39


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund

Value Fund

Global & International
Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

40 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and AllianceBernstein Growth & Income Fund, Inc. (the "Fund"), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

      1. Management fees charged to institutional and other clients of the Adviser for like services.

      2. Management fees charged by other mutual fund companies for like services.

      3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

      4. Profit margins of the Adviser and its affiliates from providing such services.

      5.    Possible economies of scale as the Fund grows larger.

      6. Nature and quality of the Adviser's services, including the performance of the Fund.


* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 41


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

                                                    Advisory Fee Based on % of
                                                     Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Growth and Income Fund, Inc.    First $2.5 billion       .55%
                                                  Next $2.5 billion        .45%
                                                  Excess over $5 billion   .40%

The table below shows pro-forma expense ratio information for the Fund for its most recent fiscal year.

                                        Pro-Forma                       Fiscal
                                        Expense Ratio*                Year End
-------------------------------------------------------------------------------
AllianceBernstein                       Advisor-.69%                October 31,
   Growth and Income Fund, Inc.         Class A-.97%                   2004
                                        Class B-1.72%
                                        Class C-1.70%
                                        Class R-1.26%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Funds as indicated below:

                                               Latest Fiscal    As % of Average
                                                 Year Amount   Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Growth and Income Fund, Inc.    $98,000.00               .001

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services

* This pro-forma expense ratio information shows what would have been the Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.

42 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND

are reimbursed by the Fund to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if the Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Fund.

                           Total Net Assets          Alliance
                           03/31/05                  Institutional
                           ($MIL)                    Fee Schedule
-------------------------------------------------------------------------------
Growth and Income          6,821                     Relative Value Schedule
                                                     65 bp on 1st $25 m
                                                     50 bp on next $25 m
                                                     40 bp on next $50 m
                                                     30 bp on next $100 m
                                                     25 bp on the balance
                                                     Minimum account size $10 m

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have similar investment styles as the Fund. Set forth below are the names and fee schedules of the funds sub-advised by the Adviser that have the same investment style as the Fund:

                            Sub-advised Fund      Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Growth    AST Alliance Growth   0.30% on first $1 billion
   and Income Fund, Inc.    & Income Portfolio    0.25% on next $500 million
                                                  0.20% thereafter

                            Prudential Skandia    0.30% on first $1 billion
                            Equity Income Fund    0.25% on next $500 billion
                                                  0.20% thereafter

                            EQ/Alliance           0.30% flat
                            Growth & Income

                            AXA Premier VIP       0.60% on the first $1 billion
                            Large Cap Value       0.55% on next $500 million
                            Equity                0.50% on next $500 million
                                                  0.45% on next $500 million
                                                  0.40% thereafter

                            AXA/Enterprise        0.30% flat
                            Multi-manager
                            Large Cap Value


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 43


The Adviser also manages and sponsors retail mutual funds organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following fee for an offshore mutual fund with a similar investment style as the Fund:

Asset Class                                                    Fee
---------------------------------------------------------------------
Equity Value                                                  .80%


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset level for the Fund.*


                                                        Lipper
                                               Fee   Group Median   Rank
-------------------------------------------------------------------------------
AllianceBernstein Growth and
   Income Fund, Inc.                          0.473      0.592      3/10

Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                         Lipper    Lipper    Lipper    Lipper
                              Expense  Universe  Universe     Group     Group
                                Ratio    Median      Rank      Rank    Median
-------------------------------------------------------------------------------
AllianceBernstein Growth
   and Income Fund, Inc.        1.024     1.215     18/73      5/10     1.048

Based on this analysis, the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. The Fund has a more favorable expense ratio ranking among funds in the Lipper universe compared to funds in the Lipper group.

* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

**    Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

***   Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same adviser to be represented by more than just one fund.


44 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability for the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Fund for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of the Fund for such purposes.

* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 45


After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charge from sales of the Fund's shares in the Fund's most recent fiscal year:

                                                              Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Growth and Income Fund, Inc.                    $38,793

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                   12b-1 Fee
                                                    Received*     CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Growth and Income Fund, Inc.    $42,271,588       $356,395

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

                                                                     AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Growth and Income Fund, Inc.                      $8,977,000


The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other third party clients.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule for the Fund reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved

*  12b-1 amounts are gross amounts paid to ABIRM.


46 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Fund and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund relative to its Lipper universe:

                                                    Performance Year
                                       Rank in Performance Universe for Periods
                                                 Ended March 31, 2005
-------------------------------------------------------------------------------
                                            1         3         5          10
-------------------------------------------------------------------------------
AllianceBernstein Growth
   and Income Fund, Inc.                73/92     71/81     27/63        4/38

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 47


NOTES


48 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


ALLIANCEBERNSTEIN GROWTH & INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


GI-0152-0406


ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.


The following exhibits are attached to this Form N-CSR:


       EXHIBIT NO.            DESCRIPTION OF EXHIBIT
       -----------            ----------------------
       12 (b) (1)             Certification of Principal Executive Officer
                              Pursuant to Section 302 of the Sarbanes-Oxley
                              Act of 2002

       12 (b) (2)             Certification of Principal Financial Officer
                              Pursuant to Section 302 of the Sarbanes-Oxley
                              Act of 2002

       12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Growth and Income Fund, Inc.

By:       /s/ Marc O. Mayer
         -----------------
          Marc O. Mayer
          President

Date:     June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
         -----------------
          Marc O. Mayer
          President


Date:    June 28, 2006

By:       /s/ Mark D. Gersten
         -----------------
          Mark D. Gersten
          Treasurer and Chief Financial Officer

Date:    June 28, 2006